SHORT-TERM INVESTMENTS	12 Months Ended
Jun. 30, 2017
Short-term Investments [Abstract]
SHORT-TERM INVESTMENTS
NOTE 5 - SHORT-TERM INVESTMENTS

Short-term investments as of June 30, 2017 represented transactional mutual debt fund products that Dongsheng Guarantee and Jinshang Leasing purchased from financial institutions. Short-term investments as of June 30, 2016 represented transactional mutual debt fund products that Dongsheng Guarantee, Jinshang Leasing and Tianjin Jiaming purchased from financial institutions. The term for the investments is one year or three or five years, and Dongsheng Guarantee, Jinshang Leasing and Tianjin Jiaming were entitled to redeem or transfer the investments at any time during the term. Interest from the investments varies from 5% to 13% annually, with deduction of a management fee, and was receivable quarterly, annually or upon maturity. Given that the amount of returns of the investments is determinable and the investments are redeemable at any time during the term, the Company recorded the amount at amortized cost using the effective interest as receivable in this account.

The balances at June 30, 2017 and 2016, by contractual maturity, were due in one year or three or five years. Actual maturities may differ from contractual maturities because of the subsidiaries’ rights to redeem.

The following table sets forth the contractual maturity of the balances as of June 30, 2017 in future periods:

Maturing within:	Short- term investments
Within 1 year	$30,067,091
2 years	47,215,579
3 years	110,661,514
4 years	-
5 years	-
Thereafter	-
$187,944,184

Interest income from short-term investments was $13,752,538, $13,958,540 and $16,657,246 for the years ended June 30, 2017, 2016 and 2015, respectively. Earned but uncollected interest was $3,514,075 and $1,021,306 as of June 30, 2017 and 2016, respectively.